UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2011

TIB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Florida	0000-21329	65-0655973
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

	599 9th Street North, Suite 101 Naples, Florida	34102-5624
	(Address of principal executive offices)	(Zip Code)

(239) 263-3344

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 1, 2011, the board of directors of North American Financial Holdings, Inc. (“NAFH”), a Delaware corporation and the owner of approximately 94.5% of TIB Financial Corp. (“TIB Financial”), a corporation organized under the laws of the State of Florida, adopted a plan of merger (the “Plan of Merger”) pursuant to which TIB Financial will merge with and into NAFH, with NAFH as the surviving corporation (the “Merger”). The Plan of Merger was adopted under a provision of Florida law that permits holders of at least 80% or more of the stock of a subsidiary to merge with that subsidiary without the approval of the subsidiary’s shareholders.

The Plan of Merger provides that each share of TIB Financial common stock issued and outstanding immediately prior to the completion of the Merger, except for shares for which appraisal rights are properly exercised and except for specified shares of TIB Financial common stock held by NAFH or TIB Financial, will be converted into the right to receive 0.7205 of a share of NAFH Class A common stock, with cash in lieu of any fractional shares. The warrant to purchase 11,666,667 shares of TIB Financial’s common stock owned by NAFH will be canceled in connection with the merger. There is currently no public market for NAFH’s Class A common stock. Concurrently with the completion of the Merger, NAFH expects to complete an initial public offering of its Class A common stock and apply for listing of its shares on The Nasdaq Global Select Market.

On or about September 9, 2011, TIB Financial expects to mail to its shareholders a letter announcing the adoption of the Plan of Merger by the board of directors of NAFH and attaching the text of the Plan of Merger as an exhibit thereto. A form of the letter to TIB Financial’s shareholders, including the Plan of Merger, is attached to this current report on Form 8-K as Exhibit 99.1.

Forward-Looking Information

Except for historical information contained in this notice, the statements made in this notice constitute “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements involve certain risks and uncertainties, including statements regarding the anticipated merger of TIB Financial and NAFH. Certain factors, including those outside TIB Financial’s and NAFH’s control, may cause actual results to differ materially from those in the “forward-looking” statements, including economic and other conditions in the markets in which the companies operate; risks associated with the continued listing of TIB Financial’s securities and future listing of NAFH’s securities; risks associated with acquisitions, competition, seasonality and the other risks discussed in our filings with the U.S. Securities and Exchange Commission (the “SEC”), which discussions are incorporated in this notice by reference.

Additional Information and Where to Find It

In connection with the pending Merger of NAFH and TIB Financial, NAFH plans to file with the SEC a registration statement on Form S-4 that will include a prospectus of NAFH relating to the NAFH Class A common stock to be issued in the Merger. NAFH and TIB Financial also plan to file with the SEC other relevant documents in connection with the pending Merger. The registration statement and the prospectus will contain important information about NAFH, TIB Financial, the pending Merger and related matters. Investors are urged to read the registration statement and the prospectus carefully when they are available because they will contain important information. Investors will be able to obtain free copies of the registration statement and the prospectus and other documents filed with the SEC by NAFH and TIB Financial through the web site maintained by the SEC at www.sec.gov. Investors will be able to obtain free copies of the documents filed with the SEC by NAFH and TIB Financial by contacting Nancy A. Snow, Capital Bank Corp., 333 Fayetteville Street, Suite 700, Raleigh, North Carolina 27601.

Not an Offer to Buy or Sell Securities

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Form of notice to shareholders of TIB Financial Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIB FINANCIAL CORP.

Date: September 6, 2011	By:	/S/ CHRISTOPHER G. MARSHALL
Christopher G. Marshall
Chief Financial Officer